6. Context, resilience measures and impacts of the COVID-19 pandemic	12 Months Ended
Dec. 31, 2020
Fuel Oi lIncluding Bunker Fuel [member]
Context, resilience measures and impacts of the COVID-19 pandemic
6.	Context, resilience measures and impacts of the COVID-19 pandemic
6.1.	Context

In January 2020, China reported having identified a new variant of coronavirus, causing the disease COVID-19, which was spreading quickly in its population. On March 11, 2020, COVID-19 was a declared a pandemic by the World Health Organization (WHO). Social isolation measures arising from this pandemic affected the global economic environment, reducing the demand for oil and its oil products and triggering a shock in the oil and gas industry.

Therefore, in early April, members of the Organization of the Petroleum Exporting Countries and other oil producing countries (OPEC+) announced a new agreement providing for the cut of their combined production by 9.7 million barrels per day (bpd) for May and June 2020, after Brent prices present a material reduction in March and April, reaching the lowest price of the year (US$ 19.33 per barrel). In another meeting held in July 2020, OPEC+ members agreed to reduce their cuts from 9.7 million bpd to 7.7 million bpd from August to December 2020. In December 2020, OPEC+ members decided to reduce their cuts to 7.2 million bpd, mentioning that additional and gradual increases in oil production may occur in the following months.

These events led the Company to bring forward, in the first quarter of 2020, the approval of a new set of assumptions for oil prices, exchange rates and demand, since the short, medium and long-term estimates for these variables were no longer compatible with those approved in the 2020-2024 Strategic Plan. This new set of assumptions was reflected in the interim financial statements of the first quarter of 2020.

The Company regularly monitors realized prices in relation to its assumptions and observed relevant changes in market conditions compared to that approved in the first quarter of 2020, such as the recovery in Brent oil prices and the devaluation of the Real against the U.S. Dollar. Thus, events led the Company to incorporate, in its 2021-2025 Strategic Plan (approved in November 2020), new projections aiming at adjusting short and medium-term premises, but maintaining the convergence of Brent oil price to US$ 50 per barrel in the long-term.

6.2.	Resilience measures

The Company, in line with the recommendations of the WHO and the Ministry of Health, announced measures to preserve the health of its employees and support the prevention of contagion in its administrative and operational areas. Some of the measures includes home office for activities which can be realized remotely; temporarily changed work shifts in operational areas to minimize the number of workers commuting; rigorous cleaning of workplaces; distribution of face masks; testing, tracking and quarantine for covid-19; measuring body temperature and testing on pre-shipment for oil platforms and periodically on onshore plants; health monitoring and access to telemedicine services.

Brazilian governmental authorities, in turn, implemented a set of measures to address the economic side effects of the COVID-19 pandemic, aimed at helping the productive sector, mainly: (a) Federal Government measures - (i) PIS/Cofins and INSS-Companies’ Contribution - collections for the period from March to May 2020 were postponed to August until November 2020; (ii) FGTS - collections for the period from March to May 2020 were paid in six installments from July to December 2020; (iii) System S (employer contributions to social entities that train and support employees) - 50% reduction in rates from April to June 2020; and (iv) IOF - reduction from 3% to 0% in operations carried out from April to December 2020; and (b) State of Pernambuco measures - (i) ICMS tax on fuel imports from April to December 2020 was deferred for up to 30 days.

As a result of the abrupt reduction in the demand and prices of oil and fuel, the Company adopted a set of measures aiming at reducing costs, postponing cash outflows and optimizing its working capital. The main measures are:

·	Draw down of revolving credit lines, amounting to US$ 8 billion, as well as other lines in the domestic banking market, in the total amount of US$ 698, in the first quarter of 2020. In the third quarter of 2020, the Company repaid US$ 7.6 billion of revolving credit lines (see note 34).
·	postponement of payment of declared dividends based on 2019 earnings, paid on December 15, 2020;
·	postponement of judicial deposits to 2021, mainly relating to tax proceedings;
·	reduction and postponement of human resources expenses, with an emphasis on: (i) postponement of payment for the 2019 Performance Award Program to December 2020; (ii) postponement of the payment of 30% of the total monthly remuneration from April to June 2020 of the Board of Directors, President, Executive Officers and upper management, and postponement of the payment of between 10% to 30% of the monthly remuneration of lower management and consultants (which was subsequently paid in September 2020); and (iii) temporary change in workday regime from shift turn and stand-by work to administrative regime, reassessed on a monthly basis, depending on the return to regular operations;
·	a set of actions aiming at reducing capital expenditures scheduled for 2020 from US$ 12 billion to US$ 8.1 billion, mainly postponement of exploratory activities and interconnection of wells, as well as the depreciation of the Brazilian real against the U.S. dollar;
·	reduction of 200 thousand bpd of oil production from April 2020 (including the reduction of 100 thousand bpd announced at the end of March 2020), and a reduction in the utilization factor of refineries from 79% to 60%, allowing the maintenance of reasonable surplus in the storage capacity, aiming at avoiding the adoption of costly measures such as the chartering of ships to store liquids. However, with the evolution of the demand for our products performing better than expected, the Company opted for the gradual return to the previous level of average oil production, accompanied by an increase in the utilization factor of the refining facilities;
·	a set of actions intending to decrease operating expenses for 2020 by an additional US$ 2 billion, mainly by: (i) hibernation of platforms operating in shallow waters, which have higher lifting costs per barrel, and for which, due to the drop in oil prices, the Company estimates negative cash flows; (ii) lowering expenses with stoppages in wells and optimization of production logistics; and (iii) postponement of new relevant contracts for a period of 90 days (during the second quarter of 2020); and
·	as a result of the structural reduction in the demand for natural gas in the Brazilian market, with the consequent declaration of force majeure by all local natural gas distributors, the Company declared force majeure in the agreements for the purchase of natural gas from the Manati field and from Yacimientos Petrolíferos Fiscales Bolivianos (YPFB), as provided for in these contracts. These measures resulted in a reduction of potential disputes, exempting the Company from complying with the take-or-pay obligations. In September 2020, with the resumption of consumption from our customers, both contracts were resumed in their normal supply conditions.

In addition, the global adverse scenario encouraged the Company to revise its main metric relating to indebtedness, contained in the Strategic Plan 2020-2024, replacing the Net debt / Adjusted EBITDA ratio with Gross debt. The target approved for Gross debt for 2020 is US$ 87 billion, the same level as December 31, 2019, which was achieved at December 31, 2020.

As a result of the implementation of the aforementioned measures, the Company, after simulating several stress scenarios, estimates that it will be able to balance its financing and cash flows. Thus, management believes that it has adequate resources to continue its operations for at least 12 months after the reporting date and, therefore, the Company comply with the going concern principle in the preparation of these consolidated financial statements.

6.3.	Effects on these consolidated financial statements

The effects of the COVID-19 pandemic and the economic environment were considered in the preparation of these consolidated financial statements. For information on key estimates and judgments that require a high level of judgment and complexity in their applications and that could materially affect the Company's financial condition and results, see note 4.

The results of the revision of assumptions (both in the first quarter of 2020 and in the 2021-2025 Strategic Plan), as well as the effects arising from the pandemic, are presented below:

·	Impairment losses for 2020 amounted to US$ 7,339. Oil prices and expectations for the world economy growth presented a consistent decline in 2020, since the end of March 2020, as well as the demand for oil products was also severely affected in this period. As a result, in the first quarter of 2020, the Company adopted a new set of assumptions adjusted from those approved in the 2020-2024 Strategic Plan, as well as decided to hibernate certain developed fields which management did not considered highly profitable. Thus, impairment losses were recognized in the first quarter of 2020 in the amount of US$ 13,371. In the last quarter of 2020, the Company approved its 2021-2025 Strategic Plan, updating expected future production, project portfolio, economic assumptions, among other estimates. In this context, impairment reversals were accounted for in the last quarter, in the amount of US$ 6,019 (see note 27);
·	expected exports were impacted by the effects arising from the oil price shock in the first half of 2020 and effects arising from the COVID-19 pandemic. Thus, a portion of highly probable future exports whose exchange rate variations were designated in hedge relationships are no longer considered highly probable, but are still expected to occur, and as a consequence the hedge relationships were revoked in the first quarter of 2020, in the amount of US$ 35,774, significantly increasing the Company's U.S. dollar/real exposure at March 31, 2020. According to the 2021-2025 Strategic Plan, there is an increase in expected exports compared to the expectation in the first quarter and consequently in highly probable future exports, but not in an amount equal to or greater than the finance debt and lease liabilities subject to designation as hedge instruments. As a result, the relevant increase in Dollar/Real exposure observed during 2020 remains at December 31, 2020. In 2020, US$ 548 was reclassified from Other comprehensive income to the Statement of income, mainly in the first quarter of 2020 (note 38.3);
·	inventories adjusted to net realizable value, accounting for a US$ 375 loss within cost of sales (note 15);
·	recognition of expected credit losses (ECL) on the Company's financial assets that are not measured at fair value through profit or loss considered estimated impacts of the COVID-19 pandemic throughout 2020. For financial assets whose counterparties have ratings published by credit risk agencies, when already reflecting the effects of the pandemic, the information was used to calculate the ECL. For other financial assets, in general, the expected effects of the COVID-19 pandemic were incorporated into the ECL by identifying the changes in default probability based on observable data by area of operation, type of product and region. No significant effects were identified (note 14.3);
·	deferred tax assets were assessed for recoverability based on projections of future taxable profits (note 17);
·	with the approval of the 2021-2025 Strategic Plan, new estimates of oil and gas reserves were incorporated to reflect the update on the Company's project portfolio, the technical uncertainties and the updated assumptions such as prices and costs. Therefore, the provision for decommissioning costs was adjusted by US$ 5,720 (note 21);
·	revenue recognition from contracts with customers had no changes in its assumptions. The expectation of satisfaction of the obligation by the customer remains at the maturity of each operation, considered highly probable. The Company’s customers gave no indication about the intent to breach or revise the terms and conditions of contracts in effect as of December 31, 2020; and
·	the Company's litigation includes no cases related to COVID-19 with potential financial risk that directly impact this financial information. However, the Company is aware of some recent labor actions filed by certain unions, whose claims are related to the pandemic and the resilience measures recently announced to reduce expenses, as follows: (i) two temporary measures to contain personnel expenses; (ii) sufficiency of the preventive measures against the spread of COVID-19 and the criteria used for removing people from the risk group; and (iii) the union's participation in the organizational response structure. The best estimate for these claims as of the reporting date is that the likelihood of loss is not probable.